UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12

Morgan Stanley Direct Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Morgan Stanley Direct Lending Fund

1585 Broadway

New York, NY 10036

January 27, 2025

To Our Stockholders:

We are pleased to invite you to participate in the Special Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our” or the “Company”) to be held virtually on March 7, 2025, at 9:30 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/MSDLF2025SM. The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Virtual Special Meeting and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.

At the virtual Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”).

After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that the proposal to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the Certificate of Incorporation Amendment Proposal.

It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in your proxy card.

On behalf of management and our Board of Directors, we thank you for your continued support of the Company.

Sincerely,

/s/ Orit Mizrachi Orit Mizrachi Chief Operating Officer and Secretary

New York, NY January 27, 2025

MORGAN STANLEY DIRECT LENDING FUND

1585 Broadway

New York, NY 10036

NOTICE OF THE VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only - No Physical Meeting Location

www.virtualshareholdermeeting.com/MSDLF2025SM

9:30 a.m., Eastern Time

To Our Stockholders:

Notice is hereby given that the Special Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our” or the “Company”) will be held virtually on March 7, 2025, at 9:30 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/MSDLF2025SM. The Meeting is being held in order to consider and vote upon a proposal to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”).

Only stockholders of record at the close of business on January 27, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.

If you are unable to participate in the Meeting, we encourage you to vote your proxy by following the instructions provided on the proxy card. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the Certificate of Incorporation Amendment Proposal.

The proxy statement provides a detailed description of the proposal and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Orit Mizrachi

Orit Mizrachi

Secretary

New York, NY

January 27, 2025

The proxy statement and form of proxy card are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, please follow the instructions that accompanied your proxy materials. Please allow time to complete online check in procedures prior to the start of the Meeting.

To ensure a quorum is present at the Meeting, stockholders are requested to follow the instructions provided in the proxy card to vote their shares or to request, execute and return promptly a proxy card. Votes pursuant to this proxy statement are being solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the proxy statement. Any such notice of revocation may be provided by the stockholder in the same manner as the proxy being revoked.

You may contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi.

Morgan Stanley Direct Lending Fund

1585 Broadway

New York, NY 10036

PROXY STATEMENT

FOR THE VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Proxies are being solicited on behalf of the Board of Directors (the “Board”) of Morgan Stanley Direct Lending Fund, which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s Special Meeting of Stockholders (the “Meeting”) to be held virtually on March 7, 2025, at 9:30 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/MSDLF2025SM. Only holders of record of our common stock at the close of business on January 27, 2025 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting. At the close of business on the Record Date, we had 88,499,688 shares of common stock outstanding and entitled to vote at the Meeting.

We encourage you to vote your shares, either by voting at the Meeting or by proxy by following the instructions provided on the proxy card. You will need the 16-digit control number that is included with the proxy card to authorize your proxy for your shares through the Internet or by telephone. If you have any questions, please contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi.

Special Meeting Information

The Meeting will be completely virtual and conducted only via a live webcast. There will be no physical meeting location. The virtual Meeting will be held on March 7, 2025, at 9:30 a.m., Eastern Time. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSDLF2025SM and enter the 16-digit control number included on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual Meeting platform log-in page.

You are entitled to participate in the virtual Meeting only if you are a stockholder of the Company as of the close of business on the Record Date or you hold a valid proxy for the Meeting.

General

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the Company’s common stock represented by the proxy will be voted FOR the Certificate of Incorporation Amendment Proposal and in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Meeting is being held for the following purposes:

1.	To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock.

2.	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

The holders of at least one-third of the capital stock issued and outstanding must be present virtually or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. If you have properly voted by proxy online or via telephone or mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

The affirmative vote of the majority of shares entitled to vote at the Meeting will determine the outcome of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” the Certificate of Incorporation Amendment Proposal. Since stockholders will only vote on the Certificate of Incorporation Amendment Proposal, there will not be any broker non-votes (which occur when a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of common stock on its behalf).

The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting

The chairman of the meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, for any reason, including until a quorum shall be present or represented. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at such meeting.

The stockholders present, either virtually or by proxy, at a meeting that has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.

Proxies for the Meeting

The named proxies for the Meeting are Orit Mizrachi and David Pessah (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock, and to vote on any other matters properly presented at the Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the this proxy statement, the accompanying Notice of Virtual Special Meeting, and the proxy card.

Proxies will be solicited by mail, email or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Broadridge Financial Solutions

Inc. to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge Financial Solutions Inc.’s services with respect to the Company is estimated to be approximately $80,000 plus reasonable out-of-pocket expenses.

Householding of Proxy Materials

Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Our Bylaws allow us to give a single proxy statement to all stockholders who share an address, unless such stockholder objects to receiving such single proxy statement or revokes a prior consent to receiving such single proxy statement. A single copy of the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Company, Attention: Orit Mizrachi, by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, 1585 Broadway, New York, NY 10036; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.

Contact Information for Proxy Solicitation

You can contact us by email at msdl@morganstanley.com or by phone at 212-761-4000. You may also contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway, New York, NY 10036. You can access our proxy materials online at www.proxyvote.com using the 16-digit control number found in the box at the bottom right of your proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each director, each executive officer of the Company, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 88,499,688 shares of the Company’s common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036.

Name of Individual or Identity of Group	Type of ownership	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller(2)	Record/Beneficial	12,168	*
Jeffrey S. Levin	Record/Beneficial	48,599	*
Independent Directors
Joan Binstock(3)	Record/Beneficial	32,266	*
Bruce D. Frank(4)	Record/Beneficial	3,695	*
Kevin Shannon	Record/Beneficial	24,079	*
Adam Metz(5)	Record/Beneficial	48,505	*
Executive Officers Who Are Not Directors
Orit Mizrachi	Record/Beneficial	4,867	*
Michael Occi	Record/Beneficial	7,500	*
David Pessah	Record/Beneficial	2,000	*
Gauranga Pal	N/A	—	—
Jonathan Frohlinger	N/A	—	—
All Directors and Executive Officers as a Group (eleven persons)		184,079	*
Beneficial Ownership of 5% or More:
MS Credit Partners Holdings Inc.(6)	Record/Beneficial	9,727,311	11.0%

*	Represents less than 1.0% of the issued and outstanding shares of our common stock as of the Record Date.
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.
(3)

Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of shares of common stock held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(4)	Mr. Frank is the owner of the MSSB C/F Bruce Frank IRA, which owns the reported securities.
(5)

Mr. Metz is the settlor and trustee of the Adam Metz 2006 Trust, which owns the reported securities. Mr. Metz disclaims beneficial ownership of shares of common stock held by the Adam Metz 2006 Trust, except to the extent of his pecuniary interest therein.

(6)

MS Credit Partners Holdings Inc., a Delaware corporation, is a wholly owned subsidiary of MS Holdings Incorporated, a Delaware corporation, which is a wholly owned subsidiary of Morgan Stanley, a Delaware corporation. The address of each of MS Credit Partners Holdings Inc., MS Holdings Incorporated, and Morgan Stanley is 1585 Broadway, New York, NY 10036. Morgan Stanley has no obligation, contractual or otherwise, to financially support the Company. Morgan Stanley has no history of financially supporting any of the business development companies on the MS Private Credit platform, even during periods of financial distress.

PROPOSAL NO. 1

APPROVAL OF

THE CERTIFICATE OF INCORPORATION AMENDMENT

The Company is asking its stockholders to approve an amendment to its certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. On November 4, 2024, the Board unanimously approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 to 501,000,000, declared the amendment to be in the best interests of our stockholders, and directed that the amendment be submitted to the stockholders for approval at the Meeting.

Purposes and Effects of Increasing the Number of Authorized Shares

As of the Record Date, there were 88,499,688 shares of common stock outstanding. The Board believes that it is desirable to have additional authorized shares of common stock available for possible future issuances, including for offerings of shares of the Company’s securities in public offerings registered under the Securities Act of 1933, as amended (the “Securities Act”), offerings of the Company’s securities in private placements in reliance on an exemption from the registration requirements of the Securities Act, as well as for strategic and other transactions that may arise. As of the date of this Proxy Statement, the Company has no agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of common stock as to which authorization is sought.

If approved, the Certificate of Incorporation Amendment Proposal would allow the Company to issue additional shares of common stock without further stockholder approval, unless required by applicable law or stock exchange rules. We are not seeking stockholder approval to issue common stock at a price below net asset value per share at the Meeting. Although the Company has no specific plans at this time for use of the additional shares of common stock, having additional authorized shares of common stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting or waiting until the next Annual Meeting of Stockholders. If the Company were unable to access the capital markets by issuing additional shares when attractive opportunities arise, the Company’s ability to grow over time and to continue to pay dividends to stockholders could be adversely affected.

The additional common stock to be authorized will have rights identical to the currently outstanding common stock. This proposal will not affect the par value of the common stock, which will remain at $0.001 per share. Under the Company’s certificate of incorporation, stockholders do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

If the Company issues additional shares of common stock or other securities convertible into common stock in the future, it could dilute the voting rights of existing holders of common stock and could also dilute earnings per share of existing holders of common stock. If, in the future, the Company sought stockholder approval to issue common stock at a price below net asset value per share, it could dilute the net asset value per share of existing holders of common stock. In addition, if the Company issues additional shares of common stock or other securities convertible into common stock in the future, MS Capital Partners Adviser Inc., our investment adviser, will receive greater fees as result of the increased assets under management.

Certificate of Amendment

If the Certificate of Incorporation Amendment Proposal is approved, the amendment to the Company’s certificate of incorporation would become effective upon the filing of a certificate of amendment to the certificate of incorporation with the Secretary of State of Delaware, which the Company would do promptly after the Meeting. In such event, the certificate of incorporation would be amended to reflect the increase in the number of authorized shares of common stock.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the proxy card to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and conducted exclusively via a live webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MSDLF2025SM and enter the 16-digit control number included on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting and voting, please contact us by phone at 212-761-4000 or by email at msdl@morganstanley.com. You may also contact us by writing to Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Secretary.

AVAILABLE INFORMATION

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available by calling the toll-free number 212-761-4000, by e-mail at msdl@morganstanley.com, or by mail sent to Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MORGAN STANLEY DIRECT LENDING FUND

Morgan Stanley Direct Lending Fund, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, acting in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the Corporation’s best interest and recommends that the authorized capital of the Corporation be increased to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share, and that the Corporation’s Certificate of Incorporation be amended to effect such change in the Corporation’s authorized capital by deleting the first paragraph of Article IV thereof in its entirety and inserting in lieu thereof the following:

“4.1 Authorized Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 501,000,000 of which 500,000,000 shares shall be common stock having a par value of $0.001 per share (the “Common Stock”) and 1,000,000 shares shall be preferred stock having a par value of $0.001 per share (the “Preferred Stock”).”

FURTHER RESOLVED, that the foregoing proposed increase of the Corporation’s authorized capital and the amendment of the Corporation’s Certificate of Incorporation to effect such change be submitted for consideration by the stockholders of the Corporation (the “Stockholders”); and

FURTHER RESOLVED, that, upon approval and adoption by the Stockholders of the proposed increase of the Corporation’s authorized capital and the amendment of the Corporation’s Certificate of Incorporation to effect such increase, the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to execute and file a Certificate of Amendment of the Corporation’s Certificate of Incorporation effecting such increase of authorized capital with the Office of the Secretary of State of the State of Delaware.

SECOND: That thereafter, pursuant to resolution of the Board of Directors of the Corporation, the annual meeting of the Stockholders was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective upon filing.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the     day of ________________, 2025.

MORGAN STANLEY DIRECT LENDING FUND

By:
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer and Secretary

INVESTMENT MANAGEMENT MORGAN STANLEY DIRECT LENDING FUND 1585 BROADWAY NEW YORK, NEW YORK 10036

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/MSDLF2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MORGAN STANLEY DIRECT LENDING FUND
The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

1.  To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share.

			☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
2025 Special Meeting of Stockholders of Morgan Stanley Direct Lending Fund to Be Held Virtually
on March 7, 2025

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

MORGAN STANLEY DIRECT LENDING FUND
2025 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY ON March 7, 2025

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Direct Lending Fund (the “Fund”).

The undersigned hereby constitutes and appoints Orit Mizrachi and David Pessah (on their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on January 27, 2025 at the 2025 Special Meeting of Stockholders of the Fund to be virtually held at the following Website: www.virtualshareholdermeeting.com/MSDLF2025SM on March 7, 2025 at 9:30 a.m., Eastern Time. To participate in the Virtual Meeting, enter the 16-digit control number from the box marked by the arrow on reverse side of this card. Online check-in will begin at 9:15 a.m., Eastern Time. Please allow time for online check-in procedures. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposal described in the Proxy Statement.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE